UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Item 1. Report to Shareholders

Global Consumer Fund	June 30, 2016

The views and opinions in this report were current as of June 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

This is our first report since the fund’s inception on June 27, 2016, and we would like to welcome all shareholders. The consumer sector offers a particularly broad and attractive set of investment opportunities around the world. We hope to utilize the insights of our global consumer research platform to identify the best ideas in this diverse sector. The fund’s ability to invest in both consumer staples and discretionary stocks allows the fund to capitalize on compelling investment opportunities in a variety of market environments.

PERFORMANCE REVIEW

Your fund returned 4.40% in the four days since inception through the six-month period ended June 30, 2016, compared with 5.04% for the benchmark MSCI All Country World Index Consumer Discretionary & Consumer Staples ex Automobile & Components.

MARKET ENVIRONMENT

Global markets were volatile during the six-month period ending June 30 amid global growth concerns. Consumer staples stocks performed well in this climate and outperformed the broader market, aided by falling interest rates around the world.

INVESTMENT APPROACH

The Global Consumer Fund will normally invest at least 80% of its net assets in consumer sector stocks. The consumer sector includes consumer staples and consumer discretionary companies (excluding automobiles and components companies). Under normal conditions, the fund will invest approximately 30% to 40% of its net assets in securities outside the U.S., including emerging markets.

We seek to identify the best risk-adjusted opportunities for the fund. Consumer staples and consumer discretionary stocks tend to perform well over different parts of the business cycle, enabling the fund to find attractive investment opportunities in a variety of market conditions.

Stock selection is based on intensive fundamental research in which we assess industry trends and companies’ long-term prospects. The fund generally seeks companies we believe are well positioned in their industry. We consider, among other factors, a company’s growth potential, valuation, cash flows, overall financial condition, and competitive position in its industry.

PORTFOLIO POSITIONING AND STRATEGY

We are not exclusively a growth or a value fund. Our philosophy for the Global Consumer Fund is to find the best risk-adjusted opportunities throughout the world, agnostic to style. Generally, the fund is likely to have a bias to high-quality companies that are not secularly challenged.

Currently, approximately 65% of the fund is invested in companies domiciled in North America. UK companies, our next largest country exposure, compose about 9% of the portfolio, with another 11% spread throughout the rest of Europe. The fund’s exposure to emerging markets will come mostly through developed market multinationals. However, we will also make direct investments in these markets, and the fund currently has approximately 9% invested directly in emerging markets.

We will hold between 50 to 60 companies in the fund. This allows us to focus on our highest-conviction ideas while maintaining a reasonable level of diversification.

The fund is currently somewhat defensively positioned with approximately 60% of net assets in consumer staples, 35% in consumer discretionary, and 5% in cash. This cash balance was temporarily above average due to the mechanics surrounding the initiation of the fund. Philosophically, we are likely to be fully invested with a minimal cash balance going forward. Given the stock market is in the eighth year of a bull market, an unusually long stretch by historical standards, we are a bit more cautiously positioned.

Within the consumer staples sector, our holdings are concentrated in the food products, tobacco, and household products segments. Within consumer discretionary, our emphasis is on specialty retail, Internet, and leisure products.

Our current focus is identifying stocks that have both offensive and defensive characteristics, ideally resulting in reasonable performance in a continued upmarket with some downside protection in a market downturn. Nestle, our largest holding in the consumer staples sector and Europe’s largest by market value, has both characteristics. Nestle’s new leadership team is driving a renewed focus on improving growth, operating margins, and capital allocation. Meanwhile, its product portfolio is very defensive. We believe Nestle can perform well regardless of the broader market environment. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Tyson Foods and Brazil-based BRF are both food manufacturers that are poised to benefit from a cyclical recovery in their selected end markets unrelated to the broader macro cycle. The nature of their business is defensive, while the industry dynamics provide an opportunity for fundamental improvement independent of the economy.

Pharmacy retailers also have an attractive combination of upside potential with defensive characteristics. Welcia, a Japanese pharmacy chain, is benefiting from both the aging demographic in Japan and the consolidation of the pharmacy retail sector. Similarly, Walgreens Boots Alliance benefits from the defensive nature of the pharmacy segment and from consolidation through its pending merger with Rite Aid.

We also believe there is a long runway for growth in selected spirits companies. Global spirits maker Diageo and China-based spirits maker Kweichow Moutai are showing signs of recovery following a challenging period for spirits driven primarily by weakness in emerging markets, including China. There is an additional opportunity in Kweichow Moutai to improve the state-owned company’s corporate governance practices.

We remain constructive on the continued recovery of the U.S. housing sector. Homeowners are spending more of their income at home improvement chains Home Depot and Lowe’s, and we think that the trend will continue.

The fund is also invested in automotive parts retailers. Specialty retailers AutoZone and O’Reilly Automotive are more insulated from online competition and are benefiting from several industry trends, including the aging of vehicles on the road. These stocks also perform relatively well in a downturn.

Another specialty retailer that we like is L Brands, the parent company of Victoria’s Secret and Bath and Body Works. After a challenging period earlier this year, L Brands is in the midst of revamping its operations, including shutting down its Victoria’s Secret catalogue and jettisoning its low-performing swimwear unit. We believe L Brands is transitioning into a stronger company.

We are cautious on the upper-end luxury goods segment due, in part, to the global slow growth environment and a discernable pullback in demand from China. We do, however, have exposure to selected luxury goods companies with company-specific drivers of performance. Burberry has reasonable growth prospects along with an opportunity to improve margins. Coach is exiting a multiyear turnaround, and Moncler is more of a product-driven thesis.

INVESTMENT OUTLOOK

Markets are likely to remain volatile through the end of the year as the ramifications of Brexit begin to take shape, the U.S. presidential election approaches, and debates around monetary policy continue. The slowing growth of China’s economy is also a particularly important dynamic that we are monitoring closely.

Overall, we think the most likely economic scenario is modest growth, similar to what we have experienced since the global financial crisis. However, we think there is a higher probability of a downturn over the next few years than a reacceleration of growth, and as a result, the portfolio is a bit more defensively positioned.

In the current environment, we continue to invest in high-quality companies with robust franchises, significant cash flows, solid balance sheets, and management teams that we trust.

Respectfully submitted,

Jason Nogueira
Chairman of the fund’s Investment Advisory Committee

July 27, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Earnings growth rate—current fiscal year: Measures the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

MSCI All Country World Index Consumer Discretionary & Consumer Staples ex Automobile & Components: The index includes consumer staples and consumer discretionary stocks, excluding automobiles and components companies.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value, i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings (P/E) ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/16
Amazon.com	6.3%
Nestle	6.2
Procter & Gamble	4.7
Philip Morris International	4.0
Altria Group	3.9
Walgreens Boots Alliance	3.5
PepsiCo	3.4
Home Depot	3.2
Diageo	3.1
Comcast	3.0
British American Tobacco	2.8
Svenska Cellulosa	2.5
Lowe's	2.4
Japan Tobacco	2.2
CVS Health	2.2
ConAgra	2.2
Mondelez International	2.0
Reckitt Benckiser	2.0
Tyson Foods	2.0
Priceline	1.8
Kraft Heinz	1.7
Costco Wholesale	1.7
Starbucks	1.6
Henkel	1.5
Ross Stores	1.5
Total	**71.4%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

SWITZERLAND 6.2%

Common Stocks 6.2%

Nestle	5,920	457
Total Switzerland (Cost $429)		457

UNITED KINGDOM 9.4%

Common Stocks 9.4%

British American Tobacco	3,220	210
British Sky	4,620	52
Burberry	3,420	53
Diageo	8,210	230
Reckitt Benckiser	1,490	150
Total United Kingdom (Cost $632)		695

UNITED STATES 65.8%

Common Stocks 65.8%

Altria Group	4,180	288
Amazon.com (1)	650	465
AutoZone (1)	136	108
Coach	1,820	74
Comcast, Class A	3,410	222
ConAgra	3,350	160
Costco Wholesale	790	124
CVS Health	1,680	161
Dollar General	950	89
Energizer Holdings	1,060	55
Hanesbrands	2,050	52
Home Depot	1,830	234
Jack in the Box	610	52
KAR Auction Services	1,310	55
Kraft Heinz	1,460	129

L Brands	720	48
Lowe's	2,270	180
Marriott, Class A	1,040	69
Mattel	2,350	74
Michaels (1)	2,890	82
Mondelez International	3,310	151
Murphy USA (1)	960	71
O'Reilly Automotive (1)	390	106
PepsiCo	2,400	254
Philip Morris International	2,870	292
Post Holdings (1)	900	75
Priceline (1)	105	131
Procter & Gamble	4,100	347
Ross Stores	1,930	109
Starbucks	2,120	121
Tempur Sealy International (1)	1,350	75
Tyson Foods, Class A	2,200	147
Walgreens Boots Alliance	3,100	258
Total United States (Cost $4,683)		4,858

SHORT-TERM INVESTMENTS 1.7%

Money Market Funds 1.7%

T. Rowe Price Reserve Investment Fund, 0.32% (2)(3)	127,019	127
Total Short-Term Investments (Cost $127)		127

Total Investments in Securities
98.5% of Net Assets (Cost $6,964) $ 7,272

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares are denominated in the currency of the country presented unless otherwise noted.
(1) Non-income producing
(2) Seven-day yield
(3) Affiliated Company
ADR American Depository Receipts

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Global Consumer Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund incepted on June 27, 2016. The fund seeks to provide long-term growth of capital.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions, if any, are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2016:

There were no material transfers between Levels 1 and 2 during the period ended June 30, 2016.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Other Purchases and sales of portfolio securities other than short-term securities aggregated $6,838,000 and $0, respectively, for the period ended June 30, 2016.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2016, the cost of investments for federal income tax purposes was $6,965,000. Net unrealized gain aggregated $306,000 at period-end, of which $313,000 related to appreciated investments and $7,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.40% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2016, the effective annual group fee rate was 0.29%.

The fund is also subject to a contractual expense limitation through April 30, 2019. During the limitation period, Price Associates is required to waive its management fee and pay the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.05%. The fund is required to repay Price Associates for expenses previously waived/paid to the extent its net assets grow or expenses decline sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver. Pursuant to this agreement, $1,000 of expenses were waived/paid by Price Associates during the period ended June 30, 2016 and remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the period ended June 30, 2016, expenses incurred pursuant to these service agreements were less than $1,000 for Price Associates and less than $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements, if any.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2016, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 700,000 shares of the fund, representing 99% of the fund’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the period ended June 30, 2016, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page

https://www3.troweprice.com/usis/corporate/en/utility/policies.html and scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On February 3, 2016, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the initial investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review and approval of the Advisory Contract, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to other T. Rowe Price mutual funds by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor for other T. Rowe Price mutual funds.

Investment Performance of the Fund
The Board noted that the fund is expected to begin operations in June 2016.

Costs, Benefits, Profits, and Economies of Scale
The Board considered whether the fund is expected to benefit under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund will pay a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund will pay its own expenses of operations (subject to a contractual expense limitation on the fund’s total expense ratio). The Board concluded that the advisory fee structure for the fund is expected to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding overall industry trends in management fees and expenses and information regarding how the proposed fees and expenses for the fund compare with other funds with similar mandates in its peer group. The Board concluded that the fees to be paid by the fund are reasonable and approved the initial Advisory Contract for the fund.

Approval of the Advisory Contract
As noted, the Board approved the Advisory Contract for the fund. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, including the fact that the fund is not expected to begin operations until June 2016, that it was in the best interests of the fund and its future shareholders for the Board to approve the initial Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date August 17, 2016